ADVISOR'S DISCIPLINED TRUST, SERIES 12, 14 AND 18
                         ADVISOR'S DISCIPLINED TRUST 25

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, the secondary market sales charge is 4.95% of the public offering price per unit and the concession or agency commission allowed to broker-dealers and other selling firms by the sponsor is 4% of the public offering price per unit.

Supplement Dated:  August 16, 2005